UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): May 31, 2007
FULL HOUSE RESORTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32583	13-3391527

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4670 S. Fort Apache Road,, Suite 190
Las Vegas, Nevada 89147

(Address of principal executive office)
Registrant’s telephone number, including area code: (702) 221-7800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
     Effective June 1, 2007, a subsidiary of Full House Resorts, Inc., Gaming Entertainment (Michigan) LLC, known as GEM, jointly owned with RAM Entertainment, LLC, a privately held company, entered into a purchase and sale agreement with Green Acres Casino Management, Inc., known as Green Acres. The purchase agreement relates to the acquisition by GEM of all of Green Acres’ interests in the Nottawaseppi Huron Band of Potawatomi casino project in Michigan for a total purchase price of $10 million. GEM funded an initial deposit of $500,000, half of which was paid by us and the other half by RAM. The remainder becomes due once financing is obtained by GEM as part of the project funding for the casino and the NIGC approves a 7 year management agreement between GEM and the tribe.
     On June 4, 2007, we entered into a Termination of Consulting Agreement with Hard Rock International (USA), Inc. The termination agreement terminates the Consulting Agreement dated November 21, 2002 by and between us and Hard Rock, which related to services to be provided by us to Hard Rock in connection with the development of a Hard Rock casino project in Biloxi, Mississippi. Pursuant to the terms of the termination agreement, Hard Rock has agreed to pay us a termination fee of $283,554 dollars.
     The foregoing descriptions of the purchase agreement and the termination agreement are qualified in their entirety by the full text of such agreements, which are attached to this report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference into this report.
Item 8.01 Other Events.
     On May 31, 2007, we issued a press release announcing that the Michigan Supreme Court has upheld the validity of the Tribal-State Gaming Compact entered into with the Nottawaseppi Huron Band of Potawatomi and three other tribes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On June 4, 2007, we issued a press release announcing that GEM has entered into the purchase agreement described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (d) Exhibits.
     The following exhibits are being furnished herewith:

Exhibit No.	Description
10.1	Purchase and Sale Agreement dated May 15, 2007 by and between Gaming Entertainment (Michigan) LLC and Green Acres Casino Management, Inc.
10.2	Termination of Consulting Agreement dated June 4, 2007 by and between Full House Resorts, Inc. and Hard Rock International (USA), Inc.
99.1	Press release dated May 31, 2007.
99.2	Press release dated June 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULL HOUSE RESORTS, INC.
Date: June 5, 2007	By:	/s/ Mark J. Miller
		Name:	Mark J. Miller
		Title:	Senior Vice President and Chief Financial Officer